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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 16, 1997

                            EXCEL REALTY TRUST, INC.
             (Exact Name Of Registrant As Specified In Its Charter)


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
                  MARYLAND                                1-12244                         33-0160389
(State or Other Jurisdiction of Incorporation)     (Commission File Number)   (I.R.S. Employer Identification No.)
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            16955 VIA DEL CAMPO, SUITE 100
                SAN DIEGO, CALIFORNIA                    92127
         (Address of Principal Executive Office)       (Zip Code)


                                 (619) 485-9400
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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This Current Report on Form 8-K is filed by Excel Realty Trust, Inc., a Maryland corporation (the "Company") in connection with the matters described herein.

ITEM 5. OTHER EVENTS

In December 1997, the Company acquired two shopping centers: Merchants Central Shopping Center located in Winchester, Tennessee and Westminster City Center Marketplace located in Westminster, Colorado. Both properties were purchased with cash.

Merchants Central Shopping Center was acquired on December 9, 1997 for approximately $11.2 million. The property is anchored by a 146,401 square foot Super Wal-Mart and has 208,123 total square feet of gross leasable area. Westminster City Center Marketplace was acquired on December 16, 1997 for approximately $43.8 million. This center consists of ten tenants each with over 10,000 square feet of gross leasable area including Circuit City, Homeplace, Babies R Us, Barnes & Noble and CompUSA. In addition, the center has five out parcels. In total, the center consists of 15 tenants with 339,600 square feet of gross leasable area. In connection with the above acquisitions, the Company also incurred certain transaction costs that will be capitalized into the value of the shopping centers and are not reflected in the above acquisition prices.

In assessing the acquisitions of the shopping centers, the Company considered, among other factors, the location and occupancy rate of each of the shopping centers, the quality of tenants (including the tenants' credit quality), comparative rents, the competition in the shopping center's respective area, and redevelopment potential of the property. The Company also assessed potential expenses associated with owning or leasing, and operating the shopping centers, including among other factors, estimated maintenance expenses, capital improvement costs and other operating expenses.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a) Excel Realty Trust, Inc. and Westminster City Center Marketplace, R.L.L.L.P. and Bright-Meyers Winchester Associates, L.P. Properties Acquired by Excel Realty Trust, Inc.

              (1)    Report of Squire and Company, PC.

              (2)    Financial Statements of the Properties Acquired

       (b)    Pro Forma Financial Information

       (c)    Exhibits

              23.01  Consent of Squire and Company, PC.

              99.01 Historical Summary of Operating Revenues and Direct Operating Expenses for the Properties Acquired by Excel Realty Trust, Inc. for the year ended December 31, 1996.

              99.02 Unaudited Pro Forma Condensed Consolidated Statements of Income and Balance Sheet of Excel Realty Trust, Inc. as of and for the nine months ended September 30, 1997, and for the year ended December 31, 1996.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 30, 1997                 EXCEL REALTY TRUST, INC.

                                        By: /s/ David A. Lund
                                           --------------------------------
                                           David A. Lund
                                           Principal Financial Officer



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                                  EXHIBIT INDEX


Exhibit No.
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23.01          Consent of Squire & Company, PC

99.01 Historical Summary of Operating Revenues and Direct Operating Expenses for the Properties Acquired by Excel Realty Trust, Inc. for the year ended December 31, 1996

99.02 Unaudited Pro Forma Condensed Consolidated Statements of Income and Balance Sheet of Excel Realty Trust, Inc. as of and for the nine months ended September 30, 1997, and for the year ended December 31, 1996



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